UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2005

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (and the PPL Employee Stock Ownership Plan) (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-74794	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on November 16, 2005 by PPL Corporation (the “Company”) and its two subsidiaries PPL Energy Supply, LLC and PPL Electric Utilities Corporation (collectively with the Company, the “Registrants”) to reflect that PricewaterhouseCoopers LLP (“PwC”) has been dismissed as the independent registered public accounting firm for the Registrants and the PPL Employee Stock Ownership Plan (“ESOP”).

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountant
(a) Effective March 3, 2006, following the solicitation process described below, the Company dismissed PwC as the independent registered public accounting firm for the Registrants. The Registrants had previously announced that the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) had determined on November 10, 2005 that PwC would be dismissed as the Registrants’ independent registered public accounting firm effective upon the completion of its procedures regarding the financial statements of each of the Registrants as of and for the year ended December 31, 2005 and the 2005 Annual Report on Form 10-K (in which such financial statements are included). PwC completed its procedures on March 3, 2006, coincident with the filing of the Registrants’ 2005 Annual Reports on Form 10-K. On January 18, 2006, PwC was notified of its dismissal as the independent registered public accounting firm of the ESOP effective January 13, 2006.

PwC’s reports on the financial statements of the Registrants for the fiscal years ended December 31, 2004 and 2005 and of the ESOP for the fiscal years ended December 31, 2003 and 2004 did not contain any adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2004 and 2005 and through March 3, 2006, with respect to the Registrants, and during the fiscal years ended December 31, 2003 and 2004 and through January 13, 2006, with respect to the ESOP, (1) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements of the Registrants or the ESOP for such years, and (2) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to PwC and requested PwC to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with those disclosures. A copy of PwC’s letter, dated March 3, 2006, confirming its agreement with those disclosures is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b) Also as previously announced, on November 10, 2005, the Audit Committee appointed Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the Registrants as of and for the fiscal year ending December 31, 2006. This appointment followed a solicitation and review process conducted by PPL pursuant to the Audit Committee’s previously announced policy to solicit competitive proposals for audit services from independent accounting firms at least once every seven years. During the fiscal years ended December 31, 2004 and 2005, and prior to its engagement, (1) Ernst & Young had not been engaged as the principal accountant of the Registrants to audit their financial statements or as an independent accountant to audit a significant subsidiary of the Registrants, and (2) none of the Registrants had consulted with Ernst & Young regarding (a) the application of accounting principles to any completed or proposed transaction, (b) the type of audit opinion that might be rendered on the Registrants’ financial statements for such periods, or (c) any other accounting, auditing or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On January 13, 2006, Parente Randolph LLP (“Parente Randolph”) was appointed as the independent registered public accounting firm for the ESOP as of and for the fiscal year ended December 31, 2005. During the fiscal years ended December 31, 2003 and 2004, and prior to its engagement, (1) Parente Randolph had not been engaged as the principal accountant of the ESOP to audit the ESOP’s financial statements, and (2) the ESOP had not consulted with Parente Randolph regarding (a) the application of accounting principles to any completed or proposed transaction, (b) the type of audit opinion that might be rendered on the ESOP’s financial statements for such periods, or (c) any other accounting, auditing or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	16.1 -	Letter of PricewaterhouseCoopers LLP, dated March 3, 2006, to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Paul A. Farr Paul A. Farr Senior Vice President-Financial

PPL ENERGY SUPPLY, LLC

By:	/s/ Paul A. Farr Paul A. Farr Senior Vice President

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Paul A. Farr Paul A. Farr Senior Vice President-Financial

Dated: March 3, 2006